UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): December 18, 2024

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On December 18, 2024, Carlisle Companies Incorporated, a Delaware corporation (the “Company”), completed the transaction contemplated by the Securities Purchase Agreement, dated as of October 17, 2024 (the “Agreement”), by and between the Company, PFB Intermediate, LLC, a Delaware limited liability company (the “Seller”), PFB Holdco, Inc., a Delaware corporation (“PFB”), and, solely for purposes of Section 6.6 of the Agreement, PFB Custom Homes Group, LLC, a Delaware limited liability company.
Pursuant to the Agreement, the Company acquired from the Seller all of the equity interests of PFB in exchange for cash consideration in the amount of $259,547,682, subject to certain customary purchase price adjustments.
The material terms of the Agreement were previously reported in Item 1.01 of the Current Report on Form 8-K filed on October 18, 2024 with the U.S. Securities and Exchange Commission.
Item 7.01.    Regulation FD Disclosure.
On December 18, 2024, the Company issued a press release announcing the closing of the transaction contemplated by the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).
The information in this Item 7.01 of this Report, including Exhibit 99.1, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number		Exhibit Title
	2.1*	Securities Purchase Agreement, dated as of October 17, 2024, by and between Carlisle Companies Incorporated, PFB Intermediate, LLC, PFB Holdco, LLC and PFB Custom Homes Group, LLC (incorporated by reference to Exhibit 2.1 to Carlisle Companies Incorporated’s Current Report on Form 8-K filed October 18, 2024 (File No. 001-09278))
	99.1	Press release of Carlisle Companies Incorporated, dated December 18, 2024
	104	Cover page interactive data file (embedded within the inline XBRL document)
*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	December 18, 2024	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer